Restructuring	12 Months Ended
Dec. 31, 2024
Restructuring and Related Activities [Abstract]
Restructuring	Restructuring
OPtiMa 3.0

During the third quarter of 2024, we initiated a restructuring plan (“OPtiMa 3.0”) to realign and optimize our cost structure due to ending of the TSA period after the two Italian dispositions (Italian gaming B2C businesses & Italian commercial services business) and the Proposed Transaction for the sale of IGT Gaming.

The plan is focused on realigning and optimizing our general and administrative activities. Actions under the plan include the reduction of approximately 3% of our workforce, the optimization of our real estate footprint given our hybrid workforce and headcount reductions, and the reduction of other indirect costs previously incurred due to a larger business portfolio. Employee actions commenced in the third quarter of 2024 and are expected to be completed within the next 12 months. During the year ended December 31, 2024 we incurred $38 million in severance and related employee costs under the plan.

2021 Italian Workforce Redundancies

In connection with the sale of our Italian B2C businesses, management agreed to provide to the buyer information technology and back-office services for a period of one to three years via a TSA. As certain of these services were concluding, during the fourth quarter of 2021 management performed a detailed review of redundant roles and created a plan to eliminate certain redundancies as TSA services lapsed, by commencing voluntary early retirement programs. Since the plan’s inception, we incurred approximately $32 million in severance and related employee costs associated with these early retirement programs through December 31, 2024, as management and the identified employees reached a mutual understanding of the separation benefits. Cash payments associated with these programs are expected to be made through 2030. During the year ended December 31, 2024, severance and related employee costs under the plan were nominal. During the years ended December 31, 2023 and 2022 we incurred $13 million and $7 million, respectively, of severance and related employee costs under the plan.

The following table summarizes consolidated restructuring expense for all restructuring programs by type of cost:

	For the year ended December 31,
($ in millions)	2024	2023	2022
Severance and Related Employee Costs	39	13	7
Other	—	—	—
Total	39	13	7

Rollforward of Restructuring Liability

The following table presents the activity in the restructuring liability under the above and other ongoing plans for the years ended December 31, 2024 and 2023:

($ millions)	OPtiMa 3.0 Plan	2021 Italian Workforce Redundancies	Total
Balance at December 31, 2022	—	14	14
Restructuring expense, net	—	13	13
Cash payments	—	(5)	(5)
Other adjustments, net(1)	—	1	1
Balance at December 31, 2023	—	22	22
Restructuring expense, net	38	—	39
Cash payments	(7)	(6)	(12)
Other adjustments, net(1)	(2)	(1)	(3)
Balance at December 31, 2024	29	16	46
(1) Includes foreign currency translation adjustments

All liabilities are related to severance and related employee costs.